                         TENNESSEE TAX-FREE PORTFOLIO
                        SUPPLEMENT DATED MARCH 5, 1996

      The following supplement is provided to update and should be read in conjunction with the information provided in the Prospectus dated October 25, 1995.

      The following information and text shall be inserted in lieu of the sections under "SUMMARY OF PORTFOLIO EXPENSES" on pages 3 and 4 of the prospectus.

A.  EXPENSE SUMMARY


                                                  TENNESSEE TAX-FREE
                                                      PORTFOLIO
                                          ----------------------------------
SHAREHOLDER TRANSACTION EXPENSES:         CLASS I     CLASS II     CLASS III
                                          -------     --------     ---------
Maximum Sales Load on Purchases
  (as a percentage of offering price)      None         3.75%        None
Sales Load Imposed on Reinvested
  Distributions                            None         None         None
Deferred Sales Load                        None         None         None
Redemption Fees                            None         None         None
Exchange Fee                               None         None         None

ANNUAL PORTFOLIO OPERATING EXPENSES:
  (as a percentage of average net assets)
Management Fees*                           .00%         .00%         .00%
12b-1 Fees                                 .00%         .00%         .50%
Shareholder Servicing*                     .00%         .00%         .00%
Other Expenses*                            .54%         .67%         .65%
                                           ----         ----        -----
Total Portfolio Operating Expenses*        .54%         .67%        1.15%
                                           ----         ----        -----
                                           ----         ----        -----

*Net of expense waivers

      ANNUAL PORTFOLIO OPERATING EXPENSES. The Portfolio is obligated to pay Management Fees to First Tennessee Bank National Association (First Tennessee), for managing the Portfolio's investments. First Tennessee has voluntarily agreed to waive its investment advisory fees, however, there is no guarantee that the waiver will continue. The Portfolio incurs Other Expenses, including Administrative and Co-Administrative Fees, which have been estimated for the current year, for maintaining shareholder records, furnishing shareholder statements and reports, and other services. ALPS, the Administrator, is entitled to and charges .15% of the Portfolio's average net assets for administration services. ALPS has agreed to waive its full administration fee for the first six months of the PortfolioOs operation. Garland Capital Management (Garland), a division of First Tennessee, 4990 Poplar Avenue, 3rd Floor, Memphis, TN 38117, the Co-Administrator, is entitled to .05% of the Portfolio's average net assets for co-administration services. Garland has agreed to waive its co-administration fee, however, there is no guarantee that the waiver will continue.

      If the waivers were not in effect, Management Fees would be .50% for each Class, 12b-1 fees would be .75% for Class III, and shareholder servicing fees would be .25% for Class II and Class III. Other Expenses and Total Portfolio Operating Expenses would be estimated as follows:


                                                  TENNESSEE TAX-FREE
                                                      PORTFOLIO
                                          ----------------------------------
                                          CLASS I     CLASS II     CLASS III
                                          -------     --------     ---------
Other Expenses                             .74%         .87%         .85%
Total Portfolio Operating Expenses        1.24%        1.62%        2.35%

      There is no guarantee that any waivers will continue at their stated levels.

      Management Fees, 12b-1 Fees, Shareholder Servicing Fees, and Other Expenses, are reflected in the Portfolio's share price and are not charged directly to individual accounts. 12b-1 Fees are paid by Class III to ALPS for services and expenses in connection with distribution. Shareholder Servicing Fees are paid by Class II and III to securities brokers or financial institution representatives (Investment Professionals) for services and expenses incurred in connection with providing personal service to shareholders and/or maintenance of shareholder accounts. Long-term shareholders may eventually pay more than the economic equivalent of the maximum 8.50% front-end sales charge permitted by the National Association of Securities Dealers, Inc. (NASD) due to 12b-1 fees. Please see page 16 for further information.

      B. EXAMPLE: You would pay the following expenses for every $1,000 investment in each Class of shares of the Tennessee Tax-Free Portfolio assuming (1) 5% annual return, (2) redemption at the end of each time period,
(3) that operating expenses are the same as described above, and (4) reinvestment of all dividends and distributions. THE RETURN OF 5% AND EXPENSES SHOULD NOT BE CONSIDERED INDICATIONS OF ACTUAL OR EXPECTED PERFORMANCE OR PORTFOLIO OPERATING EXPENSES, BOTH OF WHICH MAY VARY
SIGNIFICANTLY:


                                                  TENNESSEE TAX-FREE
                                                      PORTFOLIO
                                          ----------------------------------
                                          CLASS I     CLASS II     CLASS III
                                          -------     --------     ---------
1 year                                      $ 6         $44*          $12
3 years                                     $17         $58*          $37

*Reflects imposition of the maximum sales charge at the beginning of the period.

      The following sentence shall be inserted in lieu of the third sentence of the first paragraph under the section entitled "HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE? - Class II and III - Investment Requirement" on page 8 of the prospectus:

      "If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing
      Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater."

      The following sentence shall be inserted after the third sentence of the section entitled "HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE? - Class II and Class III - Systematic Investment Program" on page 12 of the prospectus:

      "If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in the Portfolio is $50."

      The following sentence shall be inserted in lieu of the fourth sentence under section entitled "WHAT ADVISORY AND OTHER FEES DOES THE PORTFOLIO PAY?
- Distribution Plans and Shareholder Servicing Plans" on page 16 of the prospectus:

      "The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and III of the Portfolio, under which Invest-ment Professionals may be paid at an annual rate of .25% of the Portfolio's average net assets, for shareholder services and account maintenance..."

      The following sentence shall be inserted after the fourth sentence under section entitled "WHAT ADVISORY AND OTHER FEES DOES THE PORTFOLIO PAY?
- Distribution Plans and Shareholder Servicing Plans" on page 16 of the prospectus:

      "All fees under these Shareholder Servicing Plans are currently being waived although there is no guarantee that these waivers will continue."